CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                  EXHIBIT 10.114

================================================================================




                                 LOAN AGREEMENT

                                 by and between

                           AXYS PHARMACEUTICALS, INC.

                                       and

                          FOOTHILL CAPITAL CORPORATION

                            Dated as of July 26, 1999







================================================================================

                                TABLE OF CONTENTS



                                                                                          Page(s)

1.      DEFINITIONS AND CONSTRUCTION.........................................................1
        1.1    Definitions...................................................................1
        1.2    Accounting Terms.............................................................10
        1.3    Code.........................................................................11
        1.4    Construction.................................................................11
        1.5    Schedules and Exhibits.......................................................11

2.      LOAN AND TERMS OF PAYMENT...........................................................11
        2.1    Revolving Advances...........................................................11
        2.2    Overadvances.................................................................12
        2.3    Interest:  Rates, Payments, and Calculations.................................13
        2.4    Designated Account...........................................................13
        2.5    Maintenance of Loan Account; Statements of Obligations.......................14
        2.6    Fees.........................................................................14

3.      CONDITIONS; TERM OF AGREEMENT.......................................................14
        3.1    Conditions Precedent to the Initial Advance..................................14
        3.2    Conditions Precedent to all Advances.........................................16
        3.3    Condition Subsequent.........................................................17
        3.4    Term.........................................................................17
        3.5    Effect of Termination........................................................17
        3.6    Early Termination by Borrower................................................17
        3.7    Termination Upon Event of Default............................................17

4.      CREATION OF SECURITY INTEREST.......................................................18
        4.1    Grant of Security Interest...................................................18
        4.2    Delivery of Additional Documentation Required................................18
        4.3    Right to Inspect.............................................................18

5.      REPRESENTATIONS AND WARRANTIES......................................................18
        5.1    No Encumbrances..............................................................18
        5.2    Location of Chief Executive Office; FEIN.....................................18
        5.3    Due Organization and Qualification; Subsidiaries.............................19
        5.4    Due Authorization; No Conflict...............................................19
        5.5    Litigation...................................................................20
        5.6    No Material Adverse Change. .................................................20
        5.7    Solvency.....................................................................20
        5.8    Employee Benefits............................................................20

6.      AFFIRMATIVE COVENANTS...............................................................20


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        6.1    Accounting System............................................................20
        6.2    Collateral Reporting.........................................................21
        6.3    Financial Statements, Reports, Certificates..................................21
        6.4    Tax Returns..................................................................22
        6.5    Taxes........................................................................22
        6.6    Insurance....................................................................22
        6.7    No Setoffs or Counterclaims..................................................22
        6.8    Compliance with Laws.........................................................22
        6.9    Securities Accounts..........................................................22

7.      NEGATIVE COVENANTS..................................................................23
        7.1    Intentionally Omitted........................................................23
        7.2    Liens........................................................................23
        7.3    Intentionally Omitted........................................................23
        7.4    Intentionally Omitted........................................................23
        7.5    Change Name..................................................................23
        7.6    Nature of Business...........................................................23
        7.7    Change of Control............................................................23
        7.8    Accounting Methods...........................................................23
        7.9    Intentionally Omitted........................................................23
        7.10   Intentionally Omitted........................................................23
        7.11   Use of Proceeds..............................................................23
        7.12   Change in Location of Chief Executive Office.................................23

8.      EVENTS OF DEFAULT...................................................................24

9.      FOOTHILL'S RIGHTS AND REMEDIES......................................................25
        9.1    Rights and Remedies..........................................................25
        9.2    Remedies Cumulative..........................................................25

10.     TAXES AND EXPENSES..................................................................26

11.     WAIVERS; INDEMNIFICATION............................................................26
        11.1   Demand; Protest; etc.........................................................26
        11.2   Foothill's Liability for Collateral..........................................26
        11.3   Indemnification..............................................................26

12.     NOTICES.............................................................................27

13.     CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER..........................................28

14.     DESTRUCTION OF BORROWER'S DOCUMENTS.................................................29

15.     GENERAL PROVISIONS..................................................................29


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        15.1   Effectiveness................................................................29
        15.2   Successors and Assigns.......................................................29
        15.3   Section Headings.............................................................29
        15.4   Interpretation...............................................................29
        15.5   Severability of Provisions...................................................30
        15.6   Amendments in Writing........................................................30
        15.7   Counterparts; Telefacsimile Execution........................................30
        15.8   Revival and Reinstatement of Obligations.....................................30
        15.9   Integration..................................................................30
        15.10  Confidentiality..............................................................30



                             SCHEDULES AND EXHIBITS

Schedule 5.3                 Subsidiaries
Schedule 5.5                 Litigation

Exhibit C-1                  Form of Compliance Certificate







[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT (this "Agreement"), is entered into as of July 26, 1999, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333 and AXYS PHARMACEUTICALS, INC., a Delaware corporation ("Borrower"), with its chief executive office located at 180 Kimball Way, South San Francisco, CA 94080.

         The parties agree as follows:

         1. DEFINITIONS AND CONSTRUCTION.

            1.1 Definitions. As used in this Agreement, the following terms shall have the following definitions:

                "Advances" has the meaning set forth in Section 2.1(a).

                "Affiliate" means, as applied to any Person, any other Person who directly or indirectly controls, is controlled by, is under common control with or is a director or officer of such Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to vote 5% or more of the securities having ordinary voting power for the election of directors or the direct or indirect power to direct the management and policies of a Person.

                "Agreement" has the meaning set forth in the preamble hereto.

                "Authorized Person" means any officer or other employee of Borrower.

                "Average Unused Portion of the Maximum Amount" means, as of any date of determination, (a) the Maximum Amount, less (b) the average Daily Balance of Advances that were outstanding during the immediately preceding calendar month.

                "Bankruptcy Code" means the United States Bankruptcy Code (11 U.S.C. Section 101 et seq.), as amended, and any successor statute.

                "Benefit Plan" means a "defined benefit plan" (as defined in Section 3(35) of ERISA) for which Borrower, any Subsidiary of Borrower, or any ERISA Affiliate has been an "employer" (as defined in Section 3(5) of ERISA) within the past six years.

                "Borrower" has the meaning set forth in the preamble to this Agreement.

                "Borrower's Books" means all of Borrower's books and records including: ledgers; records indicating, summarizing, or evidencing Borrower's properties or assets



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(including the Collateral) or liabilities; all information relating to Borrower's business operations or financial condition; and all computer programs, disk or tape files, printouts, runs, or other computer prepared information.

                "Borrowing Base" has the meaning set forth in Section 2.1(a).

                "Business Day" means any day that is not a Saturday, Sunday, or other day on which national banks in California are authorized or required to close.

                "Change of Control" shall be deemed to have occurred at such time as a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of more than 25% of the total voting power of all classes of stock then outstanding of Borrower entitled to vote in the election of directors.

                "Closing Date" means the date of the making of the initial Advance.

                "Code" means the California Uniform Commercial Code.

                "Collateral" has the meaning set forth in the Security
Agreement.

                "Compliance Certificate" means a certificate substantially in the form of Exhibit C-1 and delivered by the chief accounting officer of Borrower to Foothill.

                "Control Agreements" means: (a) that certain Control Agreement, of even date herewith, among Foothill, Borrower and Wells Capital, (b) that certain Control Agreement, of even date herewith, among Foothill, Sequana and Wells Capital and (c) a control agreement with respect to another Securities Account that is acceptable to Foothill in form and substance.

                "Daily Balance" means, with respect to each day during the term of this Agreement, the amount of an Obligation owed at the end of such day.

                "Default" means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default.

                "Designated Account" means account number [ * ] of Borrower maintained with Borrower's Designated Account Bank, or such other deposit account of Borrower (located within the United States) which has been designated, in writing and from time to time, by Borrower to Foothill.

                "Designated Account Bank" means Bank of America, whose office is located at 345 Montgomery Street, San Francisco, California 94104, and whose ABA number is 121000358.



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                "Disbursement Letter" means an instructional letter executed and delivered by Borrower to Foothill regarding the extensions of credit to be made on the Closing Date, the form and substance of which shall be satisfactory to Foothill.

                "Dollars or $" means United States dollars.

                "Early Termination Premium" has the meaning set forth in Section 3.6.

                "ERISA" means the Employee Retirement Income Security Act of 1974, 29 U.S.C. Sections 1000 et seq., amendments thereto, successor statutes, and regulations or guidance promulgated thereunder.

                "ERISA Affiliate" means (a) any corporation subject to ERISA whose employees are treated as employed by the same employer as the employees of Borrower under IRC Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of Borrower under IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which Borrower is a member under IRC
Section 414(m), or (d) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any party subject to ERISA that is a party to an arrangement with Borrower and whose employees are aggregated with the employees of Borrower under IRC Section 414(o).

                "Event of Default" has the meaning set forth in Section 8.

                "Existing Lender" means Sumitomo Bank Limited and Sumitomo Bank Limited and Silicon Valley Bank, as co-lenders.

                "FEIN" means Federal Employer Identification Number.

                "Foothill" has the meaning set forth in the preamble to this Agreement.

                "Foothill Expenses" means all: costs or expenses (including taxes, and insurance premiums) required to be paid by Borrower under any of the Loan Documents that are paid or incurred by Foothill pursuant hereto; fees or charges paid or incurred by Foothill in connection with Foothill's transactions with Borrower, including, fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation, and UCC searches) filing, recording, publication; costs and expenses incurred by Foothill in the disbursement of funds to Borrower (by wire transfer or otherwise); charges paid or incurred by Foothill resulting from the dishonor of checks; costs and expenses paid or incurred by Foothill to correct any default or enforce any provision of the Loan Documents, or in gaining possession of, maintaining, handling, preserving, selling or preparing for sale the Collateral or any portion thereof, irrespective of whether a sale is consummated; costs and expenses paid or incurred by Foothill in examining Borrower's Books; costs and expenses of third party claims or any other suit paid or incurred by Foothill in enforcing or



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents or Foothill's relationship with Borrower; and Foothill's reasonable attorneys fees and expenses incurred in advising, structuring, drafting, reviewing, administering, amending, terminating, enforcing, defending, or concerning the Loan Documents (including attorneys fees and expenses incurred in connection with a "workout," a "restructuring," or an Insolvency Proceeding concerning Borrower), irrespective of whether suit is brought.

                "GAAP" means generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

                "Governing Documents" means the certificate or articles of incorporation, by-laws, or other organizational or governing documents of any Person.

                "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                "Guaranty" means that certain Continuing Guaranty, of even date herewith, in which Sequana has guaranteed the Obligations.

                "Indebtedness" means: (a) all obligations of Borrower for borrowed money, (b) all obligations of Borrower evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations of Borrower in respect of letters of credit, bankers acceptances, interest rate swaps, or other financial products, (c) all obligations of Borrower under capital leases, (d) all obligations or liabilities of others secured by a Lien on any property or asset of Borrower, irrespective of whether such obligation or liability is assumed, and (e) any obligation of Borrower guaranteeing or intended to guarantee (whether guaranteed, endorsed, co-made, discounted, or sold with recourse to Borrower) any indebtedness, lease, dividend, letter of credit, or other obligation of any other Person.

                "Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

                "Inventory" has the meaning given to that term in Division 9 of the Code.

                "Investment Management Agreement" means an investment management agreement between Borrower or Sequana and Wells Capital establishing and governing a Securities Account.

                "Investment Property" means all of Borrower's presently existing and hereafter acquired or arising (a) investment property (as that term is defined in Section 9115 of



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the Code), held in or as part of the Securities Account, (b) all rights and interest of Borrower with respect to the Investment Account and such investment property, and (c) all other financial assets held in or as part of the Securities Account, including without limitation, the Short-Term Cash Equivalent Securities and the Long-Term Cash Equivalent Securities, together with any certificates, options, warrants, moneys or other distributions issued in addition to, in substitution or exchange for, or on account of said assets.

                "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

                "Lien" means any interest in property securing an obligation owed to, or a claim by, any Person other than the owner of the property, whether such interest shall be based on the common law, statute, or contract, whether such interest shall be recorded or perfected, and whether such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, including the lien or security interest arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement, adverse claim or charge, conditional sale or trust receipt, or from a lease, consignment, or bailment for security purposes and also including reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting estates or interests in real property.

                "Loan Account" has the meaning set forth in Section 2.5.

                "Loan Documents" means this Agreement, the Security Agreement, each Control Agreement, the Disbursement Letter, the Guaranty and any security agreements relating thereto, any note or notes executed by Borrower and payable to Foothill, and any other agreement entered into, now or in the future, in connection with this Agreement.

                "Long-Term Cash Equivalent Securities" means each of the following securities, provided such securities have maturities greater than 365 days and equal to or less than 545 days:

                (a)    United States Government Obligations

                       (i)   United States Treasury Bills,

                       (ii)  United States Government Coupon Issues, and

                       (iii) United States Federal Agencies and
                             Instrumentalities;

                (b)    Domestic Money Market Instruments

                       (i)   Certificates of Deposit,


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                       (ii) Repurchase Agreements Fully Collateralized by United States Government or Agency Securities,

                       (iii) Bankers Acceptances,

                       (iv)  Commercial Paper/Medium Term Notes,

                       (v) Short-Term Money Market Funds Issued by an Affiliate of Wells Fargo & Company, and

                       (vi)  Master Notes;

                (c) Except for the United States Government Obligations, the Securities Described in (a) and (b) above must meet or exceed the following ratings:

                       (i) Variable rate demand notes/municipal notes and bonds: AA/AAA long-term or MIGI, VMIGI, SPI short-term; pre-funded; escrow to maturity; AA/AAA letter of credit,

                       (ii) Bank holding companies: a rating of at least A-1/P-1 short-term and AA-AA long-term, and

                       (iii) Commercial paper: a rating of at least A-1/P-1.

                "Material Adverse Change" means (a) a material adverse effect on the value of the Collateral or the amount that Foothill would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Collateral or (b) a material impairment of the priority of Foothill's Liens with respect to the Collateral.

                "Maximum Amount" means $30,000,000.

                "Mid Term Cash Equivalent Securities" means each of the following securities, provided such securities have maturities greater than 180 days and equal to or less than 365 days:

                (a)    United States Government Obligations

                       (i)   United States Treasury Bills,

                       (ii)  United States Government Coupon Issues, and

                       (iii) United States Federal Agencies and
                             Instrumentalities;



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                (b)    Domestic Money Market Instruments

                       (i)   Certificates of Deposit,

                       (ii) Repurchase Agreements Fully Collateralized by United States Government or Agency Securities,

                       (iii) Bankers Acceptances,

                       (iv)  Commercial Paper/Medium Term Notes,

                       (v) Short-Term Money Market Funds Issued by an Affiliate of Wells Fargo & Company, and

                       (vi)  Master Notes;

                (c) Except for the United States Government Obligations, the Securities Described in (a) and (b) above must meet or exceed the following ratings:

                       (i) Variable rate demand notes/municipal notes and bonds: AA/AAA long-term or MIGI, VMIGI, SPI short-term; pre-funded; escrow to maturity; AA/AAA letter of credit,

                       (ii) Bank holding companies: a rating of at least A-1/P-1 short-term and AA-AA long-term, and

                       (iii) Commercial paper: a rating of at least A-1/P-1.

                "Obligations" means all loans, Advances, debts, principal, interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), premiums (including Early Termination Premiums), liabilities (including all amounts charged to Borrower's Loan Account pursuant hereto), obligations, fees, charges, costs, or Foothill Expenses (including any fees or expenses that, but for the provisions of the Bankruptcy Code, would have accrued), lease payments, guaranties, covenants, and duties owing by Borrower to Foothill of any kind and description (whether pursuant to or evidenced by the Loan Documents or pursuant to any other agreement between Foothill and Borrower, and irrespective of whether for the payment of money), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all Foothill Expenses that Borrower is required to pay or reimburse by the Loan Documents, by law, or otherwise.

                "Overadvance" has the meaning set forth in Section 2.2.

                "Pay-Off Letter" means a letter, in form and substance reasonably satisfactory to Foothill, from Existing Lender respecting the amount necessary to repay in full all



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

of the obligations of Borrower owing to Existing Lender and obtain a termination or release of all of the Liens existing in favor of Existing Lender in and to the properties or assets of Borrower.

                "PBGC" means the Pension Benefit Guaranty Corporation as defined in Title IV of ERISA, or any successor thereto.

                "Permitted Liens" means (a) Liens held by Foothill, (b) Liens held by Wells Capital as permitted under any Control Agreement and (c) Liens for unpaid taxes that are the subject of a Permitted Protest.

                "Permitted Protest" means the right of Borrower to protest any Lien (other than any such Lien that secures the Obligations), tax (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, provided that (a) a reserve with respect to such obligation is established on the books of Borrower in an amount that is reasonably satisfactory to Foothill, (b) any such protest is instituted and diligently prosecuted by Borrower in good faith, and (c) Foothill is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the Liens of Foothill in and to the Collateral.

                "Person" means and includes natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

                "Plan" means any employee benefit plan, program, or arrangement maintained or contributed to by Borrower or with respect to which it may incur liability.

                "Reference Rate" means the variable rate of interest, per annum, most recently announced by Wells Fargo Bank, National Association, or any successor thereto, as its "base rate," irrespective of whether such announced rate is the best rate available from such financial institution.

                "Reportable Event" means any of the events described in Section 4043(c) of ERISA or the regulations thereunder other than a Reportable Event as to which the provision of 30 days notice to the PBGC is waived under applicable regulations.

                "Retiree Health Plan" means an "employee welfare benefit plan" within the meaning of Section 3(1) of ERISA that provides benefits to individuals after termination of their employment, other than as required by
Section 601 of ERISA.

                "Securities Account" means: (a) that certain securities account (as defined in Division 8 of the Code), Account Number [ * ], established by Borrower with Wells Capital pursuant to an agreement between Wells Capital, dated as of July ___, 1999, (b) that certain



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

securities account (as defined in Division 8 of the Code), Account Number [ * ], established by Sequana, dated as of July ___, 1999 and (c) such other account that has been established by Borrower or Sequana and approved by Foothill in writing and is expressly designated therein as a Securities Account.

                "Security Agreement" means that certain Security Agreement, of even date herewith, between Foothill and Borrower.

                "Sequana" means Sequana Therapeutics, Inc., a California corporation.

                "Short-Term Cash Equivalent Securities" means each of the following securities, provided such securities have maturities of 180 days or less:

                (a)    United States Government Obligations

                       (i)   United States Treasury Bills,

                       (ii)  United States Government Coupon Issues, and

                       (iii) United States Federal Agencies and
                             Instrumentalities;

                (b)    Domestic Money Market Instruments

                       (i)   Certificates of Deposit,

                       (ii) Repurchase Agreements Fully Collateralized by United States Government or Agency Securities,

                       (iii) Bankers Acceptances,

                       (iv)  Commercial Paper/Medium Term Notes,

                       (v) Short-Term Money Market Funds Issued by an Affiliate of Wells Fargo & Company, and
                       (vi)  Master Notes;

                (c) Except for the United States Government Obligations, the Securities Described in (a) and (b) above must meet or exceed the following ratings:

                       (i) Variable rate demand notes/municipal notes and bonds: AA/AAA long-term or MIGI, VMIGI, SPI short-term; pre-funded; escrow to maturity; AA/AAA letter of credit,



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                       (ii) Bank holding companies: a rating of at least A-1/P-1 short-term and AA-AA long-term, and

                       (iii) Commercial paper: a rating of at least A-1/P-1.

                "Solvent" means, with respect to any Person on a particular date, that on such date (a) at fair valuations, all of the properties and assets of such Person are greater than the sum of the debts, including contingent liabilities, of such Person, (b) the present fair salable value of the properties and assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its properties and assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts beyond such Person's ability to pay as such debts mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's properties and assets would constitute unreasonably small capital after giving due consideration to the prevailing practices in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that reasonably can be expected to become an actual or matured liability.

                "Subsidiary" of a Person means a corporation, partnership, limited liability company, or other entity in which that Person directly or indirectly owns or controls the shares of stock or other ownership interests having ordinary voting power to elect a majority of the board of directors (or appoint other comparable managers) of such corporation, partnership, limited liability company, or other entity.

                "Termination Date" has the meaning set forth in Section 3.4.

                "Voidable Transfer" has the meaning set forth in Section 15.8.

                "Wells Capital" means Wells Capital Management Incorporated, a California corporation.

                "Year 2000 Compliant" means, with regard to any Person, that all software in goods produced or sold by, or utilized by and material to the business operations or financial condition of, such entity are able to interpret and manipulate data on and involving all calendar dates correctly and without causing any abnormal ending scenario, including in relation to dates in and after the year 2000.

            1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. Whenever the term "Borrower" is used in respect of a financial covenant or a related definition, it shall be understood to mean Borrower on a consolidated basis unless the context clearly requires otherwise.



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

            1.3 Code. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein.

            1.4 Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. An Event of Default shall "continue" or be "continuing" until such Event of Default has been waived in writing by Foothill. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. Any reference in this Agreement or in the Loan Documents to this Agreement or any of the Loan Documents shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, and supplements, thereto and thereof, as applicable.

            1.5 Schedules and Exhibits. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

         2. LOAN AND TERMS OF PAYMENT

            2.1 Revolving Advances.

                (a) Subject to the terms and conditions of this Agreement, Foothill agrees to make advances ("Advances") to Borrower in an amount outstanding not to exceed at any one time the lesser of (i) the Maximum Amount, or (ii) the Borrowing Base. For purposes of this Agreement, "Borrowing Base", as of any date of determination, shall mean:

                    (y) an amount equal to [ * ] of:

                        (i) cash deposited with Foothill or with Wells Capital
                in a Securities Account, (ii) the market value of the Short-Term Cash Equivalent Securities in a Securities Account, (iii) the market value of the Mid-Term Cash Equivalent Securities in a Securities Account, and (iv) the market value of the Long-Term Cash Equivalent Securities in a Securities Account, minus

                    (z) a reserve for [ * ].

                    In the event that Borrower elects to transfer the Collateral to a wholly-owned Subsidiary (other than Sequana) that has been structured and organized in a manner that is acceptable to Foothill, and Foothill has a first priority, perfected Lien on the Collateral, for purposes of this Agreement, "Borrowing Base", as of any date of determination, shall mean the result of:



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                        (v) [ * ] of the market value of the Long-Term Cash
                Equivalent Securities in a Securities Account, plus

                        (w) [ * ] of the market value of the Mid-Term Cash
                Equivalent Securities in a Securities Account, plus

                        (x) [ * ] of the market value of the Short Term Cash
                Equivalent Securities in a Securities Account, plus

                        (y) 100% of cash deposited by such Subsidiary with
                Foothill or with Wells Capital in a Securities Account which is intended be invested within two Business Days of receipt of such cash, minus

                        (z) a reserve for [ * ].

                (b) Anything to the contrary in this Section 2.1 notwithstanding, Foothill may (i) reduce the advance rates in the Borrowing Base without declaring an Event of Default if it determines that there has occurred a Material Adverse Change; and (ii) establish reserves against the Borrowing Base as Foothill in its reasonable judgment (from the perspective of an asset-based lender) shall deem necessary or appropriate on account of amounts owing by Borrower to any Person to the extent secured by a Lien on, or trust over, any of the Collateral, which Lien or trust, in the reasonable determination of Foothill (from the perspective of an asset-based lender), would be likely to have a priority superior to the Liens of Foothill in and to such item of the Collateral.

                (c) Amounts borrowed pursuant to this Section 2.1 may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement.

            2.2 Overadvances. If, at any time or for any reason, the amount of Obligations owed by Borrower to Foothill pursuant to Section 2.1 is greater than either the Dollar or percentage limitations set forth in Section 2.1 (an "Overadvance"), Borrower, within [ * ] (except as provided to the contrary in
Section 8.1), shall pay to Foothill, in cash, the amount of such excess to be used by Foothill to repay Advances outstanding under Section 2.1.

            2.3 Interest: Rates, Payments, and Calculations

                (a) Interest Rate. Except as provided in clause (b) below, all Obligations shall bear interest on the Daily Balance at a per annum rate equal to the Reference Rate.

                (b) Default Rate. Upon the occurrence and during the continuation of an Event of Default, at Foothill's election, all Obligations shall bear interest on the Daily Balance at a per annum rate equal to [ * ].



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                (c) Payments. Interest payable hereunder shall be due and payable, in arrears, on the first day of each month during the term hereof. Borrower hereby authorizes Foothill, at its option, without prior notice to Borrower, to charge such interest, all Foothill Expenses (as and when incurred), the fees and charges provided for in Section 2.6 (as and when accrued or incurred), and all payments due under any Loan Document to Borrower's Loan Account, which amounts thereafter shall accrue interest at the rate then applicable to Advances hereunder. Any interest not paid when due shall be compounded and shall thereafter accrue interest at the rate then applicable to Advances hereunder.

                (d) Computation. The Reference Rate as of the date of this Agreement is 8.00% per annum. In the event the Reference Rate is changed from time to time hereafter, the applicable rate of interest hereunder automatically and immediately shall be increased or decreased by an amount equal to such change in the Reference Rate. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 360 day year for the actual number of days elapsed.

                (e) Intent to Limit Charges to Maximum Lawful Rate. In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrower and Foothill, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided, however, that, anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto as of the date of this Agreement, Borrower is and shall be liable only for the payment of such maximum as allowed by law, and payment received from Borrower in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

            2.4 Designated Account. Foothill is authorized to make the Advances under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person, or without instructions if pursuant to Section 2.3(c). Borrower agrees to establish and maintain the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Advances requested by Borrower and made by Foothill hereunder. Unless otherwise agreed by Foothill and Borrower, any Advance requested by Borrower and made by Foothill hereunder shall be made to the Designated Account.

            2.5 Maintenance of Loan Account; Statements of Obligations. Foothill shall maintain an account on its books in the name of Borrower (the "Loan Account") on which Borrower will be charged with all Advances made by Foothill to Borrower or for Borrower's account, including, accrued interest, Foothill Expenses, and any other payment Obligations of Borrower. Foothill shall render statements regarding the Loan Account to Borrower, including principal, interest, fees, and including an itemization of all charges and expenses constituting Foothill Expenses owing, and such statements shall be conclusively presumed to be correct and



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

accurate and constitute an account stated between Borrower and Foothill unless, within 30 days after receipt thereof by Borrower, Borrower shall deliver to Foothill written objection thereto describing the error or errors contained in any such statements. Foothill hereby acknowledges that Borrower has previously provided Foothill with a deposit in the amount of [ * ] that shall be applied to Foothill Expenses.

            2.6 Fees. Borrower shall pay to Foothill the following fees:

                (a) Closing Fee. On the Closing Date, a closing fee of [ * ];

                (b) Unused Line Fee. On the first day of each month during the term of this Agreement, an unused line fee in an amount equal to [ * ] per annum times the Average Unused Portion of the Maximum Amount;

                (c) Annual Facility Fee. On first and second anniversaries of the Closing Date, an annual facility fee in an amount equal to [ * ] of the Maximum Amount; and

                (d) Financial Examination. Foothill's customary fee of [ * ] per day per examiner, plus reasonable out-of-pocket expenses for each financial analysis and examination (i.e., audits) of Borrower performed by personnel employed by Foothill; provided, however, that prior to the occurrence of an Event of Default, Borrower shall not be obligated to pay the fees and expenses of more than one such financial analysis and examination in any consecutive 12 month period.

         3. CONDITIONS; TERM OF AGREEMENT

            3.1 Conditions Precedent to the Initial Advance. The obligation of Foothill to make the initial Advance is subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions on or before the Closing Date:

                (a) the Closing Date shall occur on or before July 31, 1999;

                (b) Foothill shall have received searches reflecting the filing of its financing statements;

                (c) Foothill shall have received each of the following documents, duly executed, and each such document shall be in full force and effect:

                       (i)   the Security Agreement;

                       (ii) Borrower's Control Agreement and the Investment Management Agreement between Borrower and Wells Capital for the Securities Account;

                       (iii) the Disbursement Letter;



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                       (iv) the Pay-Off Letter, together with UCC termination statements and other documentation evidencing the termination by Existing Lender of its Liens in and to the properties and assets of Borrower; and

                       (v) the Guaranty, the security agreement between Foothill and Sequana, the Investment Management Agreement between Sequana and Wells Capital for its Securities Account and Sequana's Control Agreement;

                (d) Foothill shall have received a certificate from the Secretary of Borrower attesting to the resolutions of Borrower's Board of Directors authorizing its execution, delivery, and performance of this Agreement and the other Loan Documents to which Borrower is a party and authorizing specific officers of Borrower to execute the same;

                (e) Foothill shall have received copies of Borrower's Governing Documents, as amended, modified, or supplemented to the Closing Date, certified by the Secretary of Borrower;

                (f) Foothill shall have received a certificate of status with respect to Borrower, dated within 10 days of the Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of Borrower, which certificate shall indicate that Borrower is in good standing in such jurisdiction;

                (g) Foothill shall have received a certificate from the Secretary of Sequana attesting to the resolutions of Sequana's Board of Directors authorizing its execution, delivery, and performance of the Guaranty and the other Loan Documents to which Sequana is a party and authorizing specific officers of Sequana to execute the same;

                (h) Foothill shall have received copies of Sequana's Governing Documents, as amended, modified, or supplemented to the Closing Date, certified by the Secretary of Sequana;

                (i) Foothill shall have received a certificate of status with respect to Sequana, dated within 10 days of the Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of Sequana, which certificate shall indicate that Sequana is in good standing in such jurisdiction;

                (j) Foothill shall have received certificates of status with respect to Borrower, each dated within 15 days of the Closing Date, such certificates to be issued by the appropriate officer of the jurisdictions in which its failure to be duly qualified or licensed would constitute a Material Adverse Change, which certificates shall indicate that Borrower is in good standing in such jurisdictions;



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                (k) Foothill shall have received an opinion of Borrower's counsel in form and substance satisfactory to Foothill in its sole discretion;

                (l) Foothill shall have received a certificate of an officer of Borrower confirming that all tax returns required to be filed by Borrower have been timely filed and all taxes upon Borrower or its properties, assets, income, and franchises (including real property taxes and payroll taxes) have been paid prior to delinquency, except such taxes that are the subject of a Permitted Protest;

                (m) Foothill shall have received satisfactory background searches for Borrower's key executive officers; and

                (n) all other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

            3.2 Conditions Precedent to all Advances. The following shall be conditions precedent to all Advances hereunder:

                (a) the representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date);

                (b) no Default or Event of Default shall have occurred and be continuing on the date of such extension of credit, nor shall either result from the making thereof; and

                (c) no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the extending of such credit shall have been issued and remain in force by any Governmental Authority against Borrower, Foothill, or any of their Affiliates.

            3.3 Condition Subsequent. As a condition subsequent to initial closing hereunder, Borrower shall perform or cause to be performed the following (the failure by Borrower to so perform or cause to be performed constituting an Event of Default):

                (a) On or before October 15, 1999, Sequana shall be merged into Borrower.

            3.4 Term. This Agreement shall become effective upon the execution and delivery hereof by Borrower and Foothill and shall continue in full force and effect for a term ending on the date (the "Termination Date") that is three years from the Closing Date, unless sooner terminated pursuant to the terms hereof. The foregoing notwithstanding, Foothill shall



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

            3.5 Effect of Termination. On the date of termination of this Agreement, all Obligations immediately shall become due and payable without notice or demand. No termination of this Agreement, however, shall relieve or discharge Borrower of Borrower's duties, Obligations, or covenants hereunder, and Foothill's continuing security interests in the Collateral shall remain in effect until all Obligations have been fully and finally discharged and Foothill's obligation to provide additional credit hereunder is terminated.

            3.6 Early Termination by Borrower. The provisions of Section 3.4 that allow termination of this Agreement by Borrower only on the Termination Date notwithstanding, Borrower has the option, at any time upon 10 Business days prior written notice to Foothill, to terminate this Agreement by paying to Foothill, in cash, the Obligations, in full, together with a premium (the "Early Termination Premium") equal to (a) [ * ] of the Maximum Amount if such termination occurs on or before the first anniversary of the Closing Date, (b)
[ * ] of the Maximum Amount if such termination occurs after the first anniversary of the Closing Date and on or before the second anniversary of the Closing Date, and (c) [ * ] of the Maximum Amount if such termination occurs at any time after the second anniversary of the Closing Date and before the Termination Date. Notwithstanding the foregoing and so long as no Event of Default exists, no Early Termination Premium shall be due if Borrower repays the Obligations in full and in cash with proceeds of a public or private issuance of: (a) equity securities, (b) convertible debt securities or (c) securities (as defined in the Security Act of 1933, as amended) involving debt with a substantial equity securities component, in each case in an amount equal to or greater than the Maximum Amount.

            3.7 Termination Upon Event of Default. If Foothill terminates this Agreement upon the occurrence of an Event of Default, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Foothill's lost profits as a result thereof, Borrower shall pay to Foothill upon the effective date of such termination, a premium in an amount equal to [ * ]. The
[ * ] shall be presumed to be the amount of damages sustained by Foothill as the result of the early termination and Borrower agrees that it is reasonable under the circumstances currently existing. The [ * ] provided for in this Section 3.7 shall be deemed included in the Obligations.

         4. CREATION OF SECURITY INTEREST.

            4.1 Grant of Security Interest. Pursuant to the Security Agreement and Sequana's security agreement, Borrower and Sequana has each granted to Foothill a continuing security interest in all currently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all Obligations and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents (or in the case of Sequana to secure its Guaranty of the Obligations).



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

            4.2 Delivery of Additional Documentation Required. At any time upon the request of Foothill, Borrower shall execute and deliver to Foothill all financing statements, continuation financing statements, security agreements, pledges, assignments, control agreements, reports, notices, and all other documents that Foothill reasonably may request, in form satisfactory to Foothill, to perfect and continue perfected Foothill's security interests in the Collateral, and in order to fully consummate all of the transactions contemplated hereby and under the other the Loan Documents.

            4.3 Right to Inspect. Foothill (through any of its officers, employees, or agents) shall have the right, from time to time hereafter, during normal business hours, to inspect Borrower's Books in order to verify the amount, quality, value, condition of, or any other matter relating to, the Collateral.

         5. REPRESENTATIONS AND WARRANTIES.

            In order to induce Foothill to enter into this Agreement, Borrower makes the following representations and warranties which shall be true, correct, and complete in all respects as of the date hereof, and shall be true, correct, and complete in all respects as of the Closing Date, and at and as of the date of the making of each Advance made thereafter, as though made on and as of the date of such Advance (except, in each case, to the extent that such representations and warranties relate solely to an earlier date) and such representations and warranties shall survive the execution and delivery of this
Agreement:

            5.1 No Encumbrances. Borrower has good and indefeasible title to the Collateral, free and clear of Liens except for Permitted Liens.

            5.2 Location of Chief Executive Office; FEIN. The chief executive office of Borrower is located at the address indicated in the preamble to this Agreement and Borrower's FEIN is 22-2969941.

            5.3 Due Organization and Qualification; Subsidiaries.

                (a) Borrower is duly organized and existing and in good standing under the laws of the jurisdiction of its incorporation and qualified and licensed to do business in, and in good standing in, any state where the failure to be so licensed or qualified would cause a material adverse change.

                (b) Set forth on Schedule 5.3, is a complete and accurate list of Borrower's direct and indirect Subsidiaries, showing: (i) the jurisdiction of their incorporation; (ii) the number of shares of each class of common and preferred stock authorized for each of such Subsidiaries; and (iii) the number and the percentage of the outstanding shares of each such class owned directly or indirectly by Borrower. All of the outstanding capital stock of each such Subsidiary has been validly issued and is fully paid and non-assessable.



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                (c) Except as set forth on Schedule 5.3, no capital stock (or any securities, instruments, warrants, options, purchase rights, conversion or exchange rights, calls, commitments or claims of any character convertible into or exercisable for capital stock) of any direct or indirect Subsidiary of Borrower is subject to the issuance of any security, instrument, warrant, option, purchase right, conversion or exchange right, call, commitment or claim of any right, title, or interest therein or thereto.

            5.4 Due Authorization; No Conflict.

                (a) The execution, delivery, and performance by Borrower of this Agreement and the Loan Documents to which it is a party have been duly authorized by all necessary corporate action.

                (b) The execution, delivery, and performance by Borrower of this Agreement and the Loan Documents to which it is a party do not and will not (i) violate any material provision of federal, state, or local law or regulation (including Regulations T, U, and X of the Federal Reserve Board) applicable to Borrower, the Governing Documents of Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on Borrower, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation or material lease of Borrower, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any of the Collateral, other than Permitted Liens, or
(iv) require any approval of stockholders or any approval or consent of any Person under any material contractual obligation of Borrower.

                (c) Other than the filing of appropriate financing statements and disclosure in federal securities law filings, the execution, delivery, and performance by Borrower of this Agreement and the Loan Documents to which Borrower is a party do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any federal, state, foreign, or other Governmental Authority or other Person.

                (d) This Agreement and the Loan Documents to which Borrower is a party, and all other documents contemplated hereby and thereby, when executed and delivered by Borrower will be the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

                (e) The Liens granted by Borrower to Foothill in and to the Collateral pursuant to this Agreement and the other Loan Documents are validly created, perfected, and first priority Liens, subject only to Permitted Liens.

            5.5 Litigation. There are no actions or proceedings pending by or against Borrower before any court or administrative agency and Borrower does not have knowledge or belief of any pending, threatened, or imminent litigation, governmental investigations, or claims,



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

complaints, actions, or prosecutions involving Borrower, except for: (a) ongoing collection matters in which Borrower is the plaintiff; (b) matters disclosed on
Schedule 5.5; and (c) matters arising after the date hereof that, if decided adversely to Borrower, would not cause a material adverse change.

            5.6 No Material Adverse Change. All financial statements relating to Borrower that have been delivered by Borrower to Foothill have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and fairly present Borrower's financial condition as of the date thereof and Borrower's results of operations for the period then ended. There has not been a material adverse change with respect to Borrower since the date of the latest financial statements submitted to Foothill on or before the Closing Date.

            5.7 Solvency. Borrower is Solvent. No transfer of property is being made by Borrower and no obligation is being incurred by Borrower in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of Borrower.

            5.8 Employee Benefits. None of Borrower, any of its Subsidiaries, or any of their ERISA Affiliates maintains or contributes to any Benefit Plan.

       6. AFFIRMATIVE COVENANTS.

            Borrower covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations, Borrower shall do all of the following:

            6.1 Accounting System. Maintain a standard and modern system of accounting that enables Borrower to produce financial statements in accordance with GAAP, and maintain records pertaining to the Collateral that contain information as from time to time may be reasonably requested by Foothill.

            6.2 Collateral Reporting. Provide Foothill with the following documents at the following times in form satisfactory to Foothill: (a) on a monthly basis and, in any event, by no later than the 10th day of each month during the term of this Agreement, a detailed calculation of the Borrowing Base based upon the most recent report received from Wells Capital, and (b) such other reports as to the Collateral or the financial condition of Borrower as Foothill may reasonably request from time to time.

            6.3 Financial Statements, Reports, Certificates. Deliver to
Foothill: (a) as soon as available, but in any event within 30 days after the end of each month during each of Borrower's fiscal years, a company prepared balance sheet, income statement, and statement of cash flow covering Borrower's operations during such period; and (b) as soon as available, but in any event within 90 days after the end of each of Borrower's fiscal years, financial statements of


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Borrower for each such fiscal year, audited by independent certified public accountants reasonably acceptable to Foothill and certified, without any qualifications, by such accountants to have been prepared in accordance with GAAP. Such audited financial statements shall include a balance sheet, profit and loss statement, and statement of cash flow and, if prepared, such accountants' letter to management. If Borrower is a parent company of one or more consolidated Subsidiaries (according to GAAP), then, in addition to the financial statements referred to above, Borrower agrees to deliver financial statements prepared on a consolidating basis so as to present Borrower and each such related entity separately, and on a consolidated basis.

                Together with the above, Borrower also shall deliver to Foothill Borrower's Form 10-Q Quarterly Reports, Form 10-K Annual Reports, and Form 8-K Current Reports, and any other filings made by Borrower with the Securities and Exchange Commission, if any, as soon as the same are filed, or any other information that is provided by Borrower to its shareholders, and any other report reasonably requested by Foothill relating to the financial condition of Borrower.

                Each month, together with the financial statements provided pursuant to Section 6.3(a), Borrower shall deliver to Foothill a Compliance Certificate signed by its chief financial officer to the effect that: (i) all financial statements delivered or caused to be delivered to Foothill hereunder have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and fairly present the financial condition of Borrower, (ii) the representations and warranties of Borrower contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of such certificate, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date), and (iii) on the date of delivery of such certificate to Foothill there does not exist any condition or event that constitutes a Default or Event of Default (or, in the case of clauses (i) or (ii), to the extent of any non-compliance, describing such non-compliance as to which he or she may have knowledge and what action Borrower has taken, is taking, or proposes to take with respect thereto).

               6.4 Tax Returns. Deliver to Foothill copies of each of Borrower's future federal income tax returns, and any amendments thereto, within 30 days after the filing thereof with the Internal Revenue Service.

               6.5 Taxes. Cause all assessments and taxes, whether real, personal, or otherwise, due or payable by, or imposed, levied, or assessed against Borrower or any of its property to be paid in full, before delinquency or before the expiration of any extension period, except to the extent that the validity of such assessment or tax shall be the subject of a Permitted Protest. Borrower shall make due and timely payment or deposit of all such federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Foothill, on demand, appropriate certificates of an officer of Borrower attesting to the payment thereof or deposit with respect thereto. Borrower will make timely payment or deposit of all tax



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

payments and withholding taxes required of it by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Foothill with proof reasonably satisfactory to Foothill indicating that Borrower has made such payments or deposits.

               6.6 Insurance. At its expense, Borrower shall maintain insurance against loss or damage to assets, business interruption, public liability, product liability, and property damage insurance relating to Borrower's ownership and use of its assets.

               6.7 No Setoffs or Counterclaims. Make payments hereunder and under the other Loan Documents by or on behalf of Borrower without setoff or counterclaim and free and clear of, and without deduction or withholding for or on account of, any federal, state, or local taxes.

               6.8 Compliance with Laws. Comply with the requirements of all applicable laws, rules, regulations, and orders of any Governmental Authority, including the Fair Labor Standards Act and the Americans With Disabilities Act, other than laws, rules, regulations, and orders the non-compliance with which, individually or in the aggregate, would not cause a Material Adverse Change.

               6.9 Securities Accounts. Borrower and Sequana shall each maintain its Securities Account and a Control Agreement with respect thereto; provided, however, that Sequana's Security Account shall be combined with Borrower's upon consummation of the merger of Sequana into Borrower.

         7. NEGATIVE COVENANTS.

            Borrower covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations, Borrower will not do any of the following:

            7.1 Intentionally Omitted.

            7.2 Liens. Create, incur, assume, or permit to exist, directly or indirectly, any Lien on or with respect to any of the Collateral, or any income or profits therefrom, except for Permitted Liens.

            7.3 Intentionally Omitted.

            7.4 Intentionally Omitted.

            7.5 Change Name. Without 10 days prior written notice from Borrower to Foothill, change Borrower's name, FEIN, corporate structure (within the meaning of Section 9402(7) of the Code) or add any new fictitious name.



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

            7.6 Nature of Business. Make any change in the principal nature of Borrower's business to any other business than the drug discovery business relating to human therapeutic pharmaceuticals or suspend such business.

            7.7 Change of Control. Cause, permit, or suffer, directly or indirectly, any Change of Control.

            7.8 Accounting Methods. Materially modify or change its method of accounting except to maintain conformity with GAAP.

            7.9 Intentionally Omitted.

            7.10 Intentionally Omitted.

            7.11 Use of Proceeds. Use the proceeds of the Advances made hereunder for any purpose other than (a) on the Closing Date, (i) to repay in full the outstanding principal, accrued interest, and accrued fees and expenses owing to Existing Lender, and (ii) to pay to Foothill the closing fee together with transactional costs and expenses incurred in connection with this Agreement, and (b) thereafter, consistent with the terms and conditions hereof, for its lawful and permitted corporate purposes.

            7.12 Change in Location of Chief Executive Office. Relocate its chief executive office to a new location without providing 30 days prior written notification thereof to Foothill and so long as, at the time of such written notification, Borrower provides any financing statements necessary to perfect and continue perfected Foothill's security interests.

         8. EVENTS OF DEFAULT.

            Any one or more of the following events shall constitute an event of default (each, an "Event of Default") under this Agreement:

            8.1 If Borrower fails to pay when due and payable or when declared due and payable, any portion of the Obligations (whether of principal, interest (including any interest which, but for the provisions of the Bankruptcy Code, would have accrued on such amounts), fees and charges due Foothill, reimbursement of Foothill Expenses, or other amounts constituting Obligations); provided, however, if an Overadvance results from Foothill charging interest, fees or Foothill Expenses to Borrower's Loan Account, then such Overadvance shall not constitute an Event of Default unless and until Borrower fails to repay such Overadvance in full within [ * ] of the date thereof;

            8.2 If Borrower fails to perform, keep, or observe: (a) any term, provision, condition, covenant, or agreement contained in Section 6.2 and such failure continues for a period of [ * ] after the date of such failure; (b) any term, provision, condition, covenant, or



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

agreement contained in Section 6.3, Section 6.4 and Section 6.5 and such failure continues for a period of [ * ] after the date of such failure; or (c) any other term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Foothill;

            8.3 If there is a Material Adverse Change;

            8.4 If all or any portion of the Collateral is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any third Person;

            8.5 If an Insolvency Proceeding is commenced by Borrower;

            8.6 If an Insolvency Proceeding is commenced against Borrower and any of the following events occur: (a) Borrower consents to the institution of the Insolvency Proceeding against it; (b) the petition commencing the Insolvency Proceeding is not timely controverted; (c) the petition commencing the Insolvency Proceeding is not dismissed within [ * ] of the date of the filing thereof; provided, however, that, during the pendency of such period, Foothill shall be relieved of its obligation to extend credit hereunder; (d) an interim trustee is appointed to take possession of all or a substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, Borrower; or (e) an order for relief shall have been issued or entered therein;

            8.7 If Borrower is enjoined, restrained, or in any way prevented by court order (other than by virtue of a temporary restraining order) from continuing to conduct all or any material part of its drug discovery business for a period in excess of [ * ];

            8.8 If a notice of Lien, levy, or assessment is filed of record with respect to any of the Collateral by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a Lien, whether choate or otherwise, upon any of the Collateral and the same is not paid on the payment date thereof;

            8.9 If a judgment or other claim becomes a Lien or encumbrance upon any of the Collateral; or

            8.10 If any material misstatement or misrepresentation exists at the time made in any written warranty, representation, statement, or report made to Foothill on or before the Closing Date (or any written or oral warranty, representation, statement or report made to Foothill at any time after the Closing Date) by Borrower or any officer, employee, agent, or director of Borrower, or if any such warranty or representation is withdrawn.

         9. FOOTHILL'S RIGHTS AND REMEDIES.



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

            9.1 Rights and Remedies. Upon the occurrence, and during the continuation, of an Event of Default Foothill may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

                (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable;

                (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement, under any of the Loan Documents, or under any other agreement between Borrower and Foothill;

                (c) Terminate this Agreement and any of the other Loan Documents as to any future liability or obligation of Foothill, but without affecting Foothill's rights and security interests in the Collateral and without affecting the Obligations; and

                (d) Exercise any and all rights under the Security Agreement.

            9.2 Remedies Cumulative. Foothill's rights and remedies under this Agreement, the Loan Documents (including the Security Agreement), and all other agreements shall be cumulative. Foothill shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Foothill of one right or remedy shall be deemed an election, and no waiver by Foothill of any Event of Default shall be deemed a continuing waiver. No delay by Foothill shall constitute a waiver, election, or acquiescence by it.

         10. TAXES AND EXPENSES.

            If Borrower fails to pay any monies (whether taxes, assessments, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, to the extent that Foothill reasonably determines that such failure by Borrower would result in a Material Adverse Change, in its discretion and without prior notice to Borrower, Foothill may do any or all of the following: (a) make payment of the same or any part thereof; or (b) set up such reserves in Borrower's Loan Account as Foothill deems necessary to protect Foothill from the exposure created by such failure. Any such amounts paid by Foothill shall constitute Foothill Expenses. Any such payments made by Foothill shall not constitute an agreement by Foothill to make similar payments in the future or a waiver by Foothill of any Event of Default under this Agreement. Foothill need not inquire as to, or contest the validity of, any such expense, tax, or Lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         11. WAIVERS; INDEMNIFICATION.

             11.1 Demand; Protest; etc. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Foothill on which Borrower may in any way be liable.

             11.2 Foothill's Liability for Collateral. So long as Foothill complies with its obligations, if any, under Section 9207 of the Code, Foothill shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or
(d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person. All risk of loss, damage, or destruction of the Collateral shall be borne by Borrower.

             11.3 Indemnification. Borrower shall pay, indemnify, defend, and hold Foothill and each of its officers, directors, employees, counsel, agents, and attorneys-in-fact (each, an "Indemnified Person") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them in connection with or as a result of or related to the execution, delivery, enforcement, performance, and administration of this Agreement and any other Loan Documents or the transactions contemplated herein, and with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event or circumstance in any manner related thereto (all the foregoing, collectively, the "Indemnified Liabilities"). Borrower shall have no obligation to any Indemnified Person under this Section 11.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. This provision shall survive the termination of this Agreement and the repayment of the Obligations.

         12. NOTICES.

             Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, or telefacsimile to Borrower or to Foothill, as the case may be, at its address set forth below:



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

             If to Borrower:        AXYS PHARMACEUTICALS, INC.
                                    180 Kimball Way
                                    South San Francisco, California  94080
                                    Attn: Chief Financial Officer
                                    Fax No. 650.829.1067

             with copies to:        AXYS PHARMACEUTICALS, INC.
                                    180 Kimball Way
                                    South San Francisco, California  94080
                                    Attn:  General Counsel
                                    Fax No. 650.829.1067

                                    COOLEY GODWARD, LLP
                                    5 Palo Alto Square
                                    3000 El Camino Real
                                    Palo Alto, California 94306-2155
                                    Attn:  Pamela Martinson, Esq.
                                    Fax No. 650.857.0663

             If to Foothill:        FOOTHILL CAPITAL CORPORATION
                                    11111 Santa Monica Boulevard
                                    Suite 1500
                                    Los Angeles, California 90025-3333
                                    Attn:  Business Finance Division Manager
                                    Fax No. 310.478.9788

             with copies to:        BUCHALTER, NEMER, FIELDS & YOUNGER
                                    601 South Figueroa Street
                                    Suite 2400
                                    Los Angeles, California 90017
                                    Attn: Robert C. Colton, Esq.
                                    Fax No. 213.896.0400

                The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other. All notices or demands sent in accordance with this Section 12, other than notices by Foothill in connection with Sections 9504 or 9505 of the Code, shall be deemed received on the earlier of the date of actual receipt or three days after the deposit thereof in the mail. Borrower acknowledges and agrees that notices sent by Foothill in connection with Sections 9504 or 9505 of the Code shall be deemed sent when deposited in the mail or personally delivered, or, where permitted by law, transmitted by telefacsimile or other similar method set forth above.

         13. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

             THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF FOOTHILL, IN ANY OTHER COURT IN SAN FRANCISCO, CALIFORNIA IN WHICH FOOTHILL SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF BORROWER AND FOOTHILL WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 13. BORROWER AND FOOTHILL HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH OF BORROWER AND FOOTHILL REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         14. DESTRUCTION OF BORROWER'S DOCUMENTS.

             All documents, schedules, agings, or other papers delivered to Foothill may be destroyed or otherwise disposed of by Foothill four months after they are delivered to or received by Foothill, unless Borrower requests, in writing, the return of said documents, schedules, or other papers and makes arrangements, at Borrower's expense, for their return.

         15. GENERAL PROVISIONS.

             15.1 Effectiveness. This Agreement shall be binding and deemed effective when executed by Borrower and Foothill.

             15.2 Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that Borrower may not assign this Agreement or any rights or duties hereunder without Foothill's


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

prior written consent and any prohibited assignment shall be absolutely void. No consent to an assignment by Foothill shall release Borrower from its Obligations. Foothill may assign this Agreement and its rights and duties hereunder and no consent or approval by Borrower is required in connection with any such assignment to an Affiliate of Foothill or if such assignment is made in conjunction with the sale of a substantial portion of Foothill's loan portfolio. Any other assignment by Foothill shall be subject to Borrower's consent which consent shall not be unreasonably withheld. Foothill reserves the right to sell, assign, transfer, negotiate, or grant participations in all or any part of, or any interest in Foothill's rights and benefits hereunder. In connection with any such assignment or participation, Foothill may disclose all documents and information which Foothill now or hereafter may have relating to Borrower or Borrower's business to a Person so long as such Person agrees to be bound by the provisions of Section 15.10. To the extent that Foothill assigns its rights and obligations hereunder to a third Person, Foothill thereafter shall be released from such assigned obligations to Borrower and such assignment shall effect a novation between Borrower and such third Person.

            15.3 Section Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.

            15.4 Interpretation. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Foothill or Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

            15.5 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

            15.6 Amendments in Writing. This Agreement can only be amended by a writing signed by both Foothill and Borrower.

            15.7 Counterparts; Telefacsimile Execution. Execution. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

            15.8 Revival and Reinstatement of Obligations. If the incurrence or payment of the Obligations by Borrower or the transfer by Borrower to Foothill of any property of Borrower should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, and other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if Foothill is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Foothill is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of Foothill related thereto, the liability of Borrower automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

            15.9 Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.





[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

             15.10 Confidentiality. Foothill agrees to use commercially reasonable efforts to maintain as confidential all information provided to it by Borrower that is not public information at the time given, except that Foothill may disclose such information (a) to Persons employed or engaged by Foothill in evaluating, approving, structuring or administering this Agreement; (b) to any bona fide assignee or participant or potential assignee or participant that has agreed in writing to comply with this Section 15.10; and (c) as required or requested by any Governmental Authority or reasonably believed by Foothill to be compelled by any court decree, subpoena or legal or administrative order or process with notice to Borrower unless Foothill is prohibited from providing such notice; provided, however, that Foothill's failure to provide such notice shall not create any liability for Foothill, and shall not impair the Obligations, the Collateral or Foothill's rights under the Loan Documents.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in Los Angeles, California.




                                      AXYS PHARMACEUTICALS, INC.,
                                      a Delaware corporation


                                      By /s/ William J. Newell

                                      Title: Senior Vice President


                                      FOOTHILL CAPITAL CORPORATION,
                                      a California corporation


                                      By /s/ Rhonda R. Foreman

                                      Title: Senior Vice President



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                           AXYS PHARMACEUTICALS, INC.
                                  SCHEDULE 5.3

                              LIST OF SUBSIDIARIES
--------------------------------------------------------------------------------



                                                                                                                   % OF
                                                                  NUMBER            NUMBER          NUMBER      OUTSTANDING
                                                                    OF                OF            SHARES         SHARES
                                             JURISDICTION         COMMON          PREFERRED         OWNED          OWNED
                                                  OF              SHARES            SHARES          BY THE         BY THE
                    NAME                     INCORPORATION      AUTHORIZED        AUTHORIZED       COMPANY        COMPANY
----------------------------------------------------------------------------------------------------------------------------
  1      Sequana Therapeutics, Inc.            California       50,000,000        5,000,000             100       100.0%

  2      Xyris Corporation                     California       10,000,000        8,200,000       5,000,000        52.4%

  3      PPGx, Inc.                             Delaware        15,000,000       10,000,000       8,200,000        82.0%

  3(a)   Intek Labs, Inc.                    North Carolina        100,000              N/A              10       100.0%

  3(b)   INTEK LABS LTD.                        England             50,000              N/A           1,500       100.0%
                                                              (ordinary shares)                     (ordinary)

  4      Arris Pharmaceuticals Canada, Inc.      Quebec                N/A        2,528,844       2,525,844       100.0%

  5      Axys Advanced Technologies, Inc.       Delaware               100              N/A             100       100.0%


Xyris Corporation: Pursuant to an Amended and Restated Stockholders Agreement, there are rights of first refusal on the issuance of new securities by Xyris Corporation and rights of co-sale. In addition, under the By-laws of Xyris Corporation, there are rights of first refusal on the sale of Xyris shares by any shareholder. Further, under a Common Stock Purchase Agreement, there are rights of first refusal on the sale of shares by an officer of Xyris Corporation. Finally, under certain Restricted Stock Award Agreements, there are rights of repurchase.

PPGx, Inc.: Pursuant to an Investors' Rights Agreement, there are buy-sell rights between the shareholders of PPGx, as well as put and call rights between the shareholders in PPGx.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                  SCHEDULE 5.5

                                      [ * ]






[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                       COMPLIANCE CERTIFICATE SAMPLE COPY
                          (Loan Agreement Section 6.3)



Date _______________

FOOTHILL CAPITAL CORPORATION
11111 Santa Monica Boulevard, Suite 1500
Santa Monica, California 90025-3333
Attention:  ____________________________


RE: Loan Agreement, dated as of July 26, 1999 (the "Agreement") by and between FOOTHILL CAPITAL CORPORATION ("Foothill") and
        AXYS PHARMACEUTICALS, INC. ("Borrower").

Dear _______________:

In accordance with Section 6.3 of the Agreement, this letter shall serve as certification to Foothill that to the best of my knowledge: (i) all financial statements have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and fairly represent the financial condition of Borrower, (ii) the representations and warranties of Borrower set forth in the Agreement and other Loan Documents are true and correct in all material respects on and as of the date of this certification (except to the extent such representations and warranties relate solely to an earlier date), and (iii) there does not exist any condition or event that constitutes an Event of Default. Such certification is made as of the fiscal month ending ______________, 199___.

Sincerely,

Chief Financial Officer



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.






                                   Exhibit C-1